EXHIBIT 10.1
FIRST AMENDMENT AND LIMITED WAIVER WITH RESPECT TO FOURTH
AMENDED AND
RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT AND LIMITED WAIVER WITH RESPECT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment and Waiver”) is entered into as of this 30th day of May, 2007, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of March 22, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to amend and waive certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and the Lenders hereby agree as follows:
SECTION 1. Amendment. Agent and Lenders hereby agree to amend and restate the definition of “Minimum Excess Availability Reserve” set forth in Annex A to the Credit Agreement to read in its entirety as follows:
     “Minimum Excess Availability Reserve” shall mean a special Reserve maintained by Agent in an amount at all times equal to $11,500,000.
SECTION 2. Limited Waivers.
     (a) The Agent and the Lenders hereby waive the provisions of Section 6.8 of the Credit Agreement to the extent, and solely to the extent, necessary to permit the sale by Borrower of all of the issued and outstanding Stock of Navarre Entertainment (the “Entertainment Stock”) owned by Borrower to KOCH Entertainment LP, a Delaware limited partnership (the “Seller”) pursuant to that certain Purchase and Sale Agreement, dated as of May 11, 2007, by and among Borrower, Seller and Navarre Entertainment (as amended prior to the date hereof and as in effect as of the date hereof, the “Purchase Agreement”) for a purchase price equal to $6,500,000 (the “Purchase Price”) which shall be payable in cash at the time of the closing thereof (the “Entertainment Stock Sale”). Upon Agent’s receipt of 100% of the cash proceeds from the Entertainment Stock Sale in an amount equal to $6,500,000 (the “Entertainment Sale Proceeds”), Agent and Lenders hereby agree that all security interests held

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by Agent on the date in and to the assets of Navarre Entertainment and the Entertainment Stock shall be deemed released (and Agent hereby agrees to prepare, execute and deliver to Borrower, at Credit Parties’ expense, an appropriate UCC financing statement amendment, the original copy of the stock certificate representing the Entertainment Stock held by Agent and any other necessary releases as soon thereafter as practicable to evidence release of Agent’s security interests on such assets). Agent, Lenders and Credit Parties hereby acknowledge and agree that all Entertainment Sale Proceeds shall be paid to Agent and applied in accordance with Section 1.3(c) of the Credit Agreement (except as set forth in clause (b) below).
     (b) The Agent and the Lenders hereby waive the provisions of the last sentence of Section 1.3(c) of the Credit Agreement to the extent, and solely to the extent, that such provisions would require that any prepayment required as a result of the Entertainment Stock Sale would require that the Revolving Loan Commitment be reduced.
SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and Waiver is subject to the satisfaction of each the following conditions precedent:
     (a) this Amendment and Waiver shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and each Lender; and
     (b) Agent shall have received a certified copy of each of (i) the fully executed copy of a Limited Waiver with respect to the Second Lien Credit Agreement and (ii) the Purchase Agreement, each in form and substance satisfactory to Agent.
SECTION 4. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment and Waiver, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment and Waiver, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment and Waiver, except to the extent that any such representations and warranties expressly relate to an earlier date;
     (b) the execution, delivery and performance by such Credit Party of this Amendment and Waiver has been duly authorized by all necessary corporate, limited liability company or partnership action required on its part and this Amendment and Waiver, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Amendment and Waiver by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust,

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lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.
SECTION 5. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The waivers and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment and Waiver shall be construed in connection with and as part of the Credit Agreement.
SECTION 6. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
SECTION 7. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute part of this Amendment and Waiver for any other purposes.
SECTION 8. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Waiver as of the date first written above.

BORROWER: NAVARRE CORPORATION
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver With Respect To Fourth Amended and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party
By:
Name:
Title:

BCI ECLIPSE COMPANY, LLC, as Credit Party
By:
Name:
Title:

FUNIMATION PRODUCTIONS LTD., as Credit Party By: Navarre CP, LLC, its General Partner
By:
Name:
Title:

ANIMEONLINE, LTD (F/K/A THE FUNIMATION STORE LTD.), as Credit Party By: Navarre CS, LLC, its General Partner
By:
Name:
Title:

NAVARRE CP, LLC, as Credit Party
By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver With Respect To Fourth Amended and Restated Credit Agreement]

NAVARRE CLP, LLC, as Credit Party
By:
Name:
Title:

NAVARRE CS, LLC, as Credit Party
By:
Name:
Title:

NAVARRE LOGISTICAL SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE DIGITAL SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE DISTRIBUTION SERVICES, INC., as Credit Party
By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver With Respect To Fourth Amended and Restated Credit Agreement]

NAVARRE ENTERTAINMENT MEDIA, INC., as Credit Party
By:
Name:
Title:

FUNIMATION CHANNEL, INC., as Credit Party
By:
Name:
Title:

[Signature Page to First Amendment and Limited Waiver With Respect To Fourth Amended and Restated Credit Agreement]

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